Date and Time: June 8, 2011 11:25 AM Pacific Time

Mailing Address:	Location:
PO BOX 9431 Stn Prov Govt.	2nd Floor - 940 Blanshard St.
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 8, 2011 10:30 AM Pacific Time
Incorporation Number:	C0912529
Recognition Date and Time:	Continued into British Columbia on June 8, 2011 10:30 AM Pacific Time

NOTICE OF ARTICLES
Name of Company:
ARGENTEX MINING CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
800 - 885 WEST GEORGIA STREET	800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1	VANCOUVER BC V6C 3H1
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
800 - 885 WEST GEORGIA STREET	800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1	VANCOUVER BC V6C 3H1
CANADA	CANADA

C0912529 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Hardy, Jenna L.

Mailing Address:	Delivery Address:
SUITE 835, 1100 MELVILLE STREET	SUITE 835, 1100 MELVILLE STREET
VANCOUVER BC V6E 4A6	VANCOUVER BC V6E 4A6
CANADA	CANADA

Last Name, First Name, Middle Name:
Thibault, Richard

Mailing Address:	Delivery Address:
81 SEAVIEW DRIVE	81 SEAVIEW DRIVE
PROVINDENCIALES	PROVINDENCIALES
TURKS AND CAICOS ISLANDS	TURKS AND CAICOS ISLANDS

Last Name, First Name, Middle Name:
Downey, Patrick

Mailing Address:	Delivery Address:
PO BOX 10434 PACIFIC CENTRE	PO BOX 10434 PACIFIC CENTRE
SUITE 950 - 777 DUNSMUIR STREET	SUITE 950 - 777 DUNSMUIR STREET
VANCOUVER BC V7Y 1K4	VANCOUVER BC V7Y 1K4
CANADA	CANADA

Last Name, First Name, Middle Name:
Godwin, Colin I.

Mailing Address:	Delivery Address:
SUITE 835, 1100 MELVILLE STREET	SUITE 835, 1100 MELVILLE STREET
VANCOUVER BC V6E 4A6	VANCOUVER BC V6E 4A6
CANADA	CANADA

Last Name, First Name, Middle Name:
Hanson, Stephen

Mailing Address:	Delivery Address:
3805 SUNNYCREST DRIVE	3805 SUNNYCREST DRIVE
NORTH VANCOUVER BC V7R 3C5	NORTH VANCOUVER BC V7R 3C5
CANADA	CANADA

Last Name, First Name, Middle Name:
Hicks, Kenneth

Mailing Address:	Delivery Address:
SUITE 835, 1100 MELVILLE STREET	SUITE 835, 1100 MELVILLE STREET
VANCOUVER BC V6E 4A6	VANCOUVER BC V6E 4A6
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

C0912529 Page: 2 of 3

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value

With Special Rights or
Restrictions attached

C0912529 Page: 3 of 3